UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________
FORM 8-K
________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 6, 2023
________________________
ZAI LAB LIMITED
(Exact name of registrant as specified in its charter)
________________________

Cayman Islands	001-38205	98-1144595
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4560 Jinke Road Bldg. 1, Fourth Floor, Pudong Shanghai, China	201210
314 Main Street 4th Floor, Suite 100 Cambridge, MA, USA	02142
(Address of principal executive offices)	(Zip Code)
+86 21 6163 2588
+1 857 706 2604
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former name or former address, if changed since last report)
________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
American Depositary Shares, each representing 10 Ordinary Shares, par value $0.000006 per share	ZLAB	The Nasdaq Global Market
Ordinary Shares, par value $0.000006 per share*	9688	The Stock Exchange of Hong Kong Limited
*Included in connection with the registration of the American Depositary Shares with the Securities and Exchange Commission. The ordinary shares are not registered or listed for trading in the United States but are listed for trading on The Stock Exchange of Hong Kong Limited
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On July 6, 2023, Zai Lab Limited (the “Company”) announced that it has appointed Dr. Yajing Chen as its Chief Financial Officer, effective July 7, 2023. In this role, Dr. Chen will serve as the Company’s principal financial officer and principal accounting officer. Dr. Chen, 55, is a seasoned finance executive with more than 20 years of experience in the life sciences industry. She joined the Company in September 2021 and has since served as Senior Vice President and Deputy Chief Financial Officer, helping to oversee finance, planning and forecasting, accounting, tax, treasury, and procurement matters. Dr. Chen joined the Company from AstraZeneca where she held various roles of increasing responsibility from 2006 to 2021, including Chief Financial Officer for the U.S. Oncology Business Unit from 2019 to 2021 and Finance Controller of the Global Oncology Business Unit from 2016 to 2019. Dr. Chen earned a Ph.D. in Microbiology from New York University and an MBA from Columbia University.
In connection with Dr. Chen’s appointment as Chief Financial Officer, Zai Lab (US) LLC, a wholly owned subsidiary of the Company, entered into a written employment agreement (the “Letter Agreement”) with Dr. Chen. The Letter Agreement provides Dr. Chen with an annual base salary of $450,000 per year, pro-rated for her period of service as Chief Financial Officer in 2023. Dr. Chen is also eligible to participate in our annual bonus program, with a target annual bonus opportunity of 40% of her base salary. The actual bonus award amounts will be determined by the Board of Directors of the Company (or the Compensation Committee thereof) based on her individual performance and the Company’s performance against goals established by the Board of Directors (or the Compensation Committee thereof). Any target bonus for 2023 will be pro-rated for her period of service as Chief Financial Officer in 2023. In addition, the Company will grant to Dr. Chen in August 2023 an option to purchase up to 20,000 American Depositary Shares of the Company (“ADSs”) with an exercise price per share equal to the fair market value of an ADS on the date of the grant (the “Option”) and RSUs representing 5,000 ADSs, each under and subject to the terms and conditions of the Zai Lab Limited 2022 Equity Incentive Plan (the “Plan”). The Option and RSUs will each vest annually over four years, subject to the terms of the Plan and the applicable Option and RSU award agreements and Dr. Chen’s continued employment with the Company.
In accordance with the Company’s customary practice, the Company will enter into an indemnification agreement with Dr. Chen, which requires the Company to indemnify Dr. Chen against certain liabilities that may arise in connection with her status or service as an executive officer.
There are no arrangements or understandings between Dr. Chen and any other person pursuant to which she was appointed as Chief Financial Officer, no transactions between Dr. Chen and the Company that would be reportable under Item 404(a) of Regulation S-K, and no family relationships between Dr. Chen and any of our directors or executive officers.
Also on July 6, the Company announced that Dr. Chen will be succeeding William Cho, who is stepping down from his role as Chief Financial Officer, effective July 7, 2023. There were no disagreements between Mr. Cho and the Company relating to the Company’s operations, policies, or practices that resulted in his separation.
The Company, acting through its subsidiary Zai Lab (Hong Kong) Ltd., has entered into a mutual separation and general release agreement (the “Agreement”) with Mr. Cho, effective July 7, 2023. In consideration for entering into the Agreement and in recognition of Mr. Cho’s significant contributions to the Company, including with respect to the development and execution of its key corporate strategic goals and his support of the finance and investor relations functions, the Agreement provides Mr. Cho with a payment equal to a pro-rated bonus and a low six-figure additional severance payment. In addition, the Company agreed to allow restricted stock units (“RSUs”) granted to Mr. Cho under the 2017 Equity Incentive Plan to continue vesting through July 7, 2024, subject to continued compliance with his restrictive covenant obligations and the obligations in the Agreement. In exchange for this continued vesting of his outstanding RSUs, Mr. Cho has agreed to not sell any ADSs or ordinary shares of the Company, including shares received upon vesting of the RSUs, for a three-month period after his separation date.
The foregoing description of the material terms of the Agreement, Letter Agreement, and indemnification agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Agreement and Letter Agreement, which the Company intends to file as exhibits to a subsequent periodic report or an amendment to this Report, and to the form of indemnification agreement, which is filed as Exhibit 10.31 to the Company’s Annual Report on Form 10-K filed on March 1, 2023, all of which are incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.
On July 6, 2023, the Company issued a press release announcing the promotion of Dr. Chen to Chief Financial Officer and the departure of Mr. Cho.
A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

99.1	Press Release issued by Zai Lab Limited on July 6, 2023.

104	The cover page of this Current Report on Form 8-K is formatted in Inline XBRL

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZAI LAB LIMITED

	By:	/s/ F. Ty Edmondson
F. Ty Edmondson
Chief Legal Officer and Corporate Secretary

Date: July 6, 2023